Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-28-2006	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		11/16/2006
2	Payment Date		11/20/2006
3	Collection Period	10/1/2006	10/28/2006	28
4	Monthly Interest Period - Actual	10/20/2006	11/19/2006	31
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	—	—	—	—	—
8	Class A-3 Notes	485,000,000.00	388,419,637.51	—	41,991,603.57	346,428,033.94	0.7142846
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$743,812,895.51	$—	$41,991,603.57	$701,821,291.94

12	Total Securitization Value	$1,685,393,258.00	$777,520,761.51			$735,529,157.94

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	—	—	—	—
15	Class A-3 Notes	3.8200%	1,236,469.18	3.1833333	43,228,072.75	111.2921917
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		1,794,635.85		43,786,239.42

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	14,543,495.72
18	Sales Proceeds - Early Terminations	8,592,718.24
19	Sales Proceeds - Scheduled Terminations	21,548,201.66
20	Security Deposits for Terminated Accounts	118,105.00
21	Excess Wear and Tear Received	208,307.64
22	Excess Mileage Charges Received	283,238.48
23	Other Recoveries Received	694,897.35

24	Subtotal: Total Collections	45,988,964.09

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	289,927.94

28	Total Available Funds, prior to Servicer Advances	46,278,892.03

29	Servicer Advance	—

30	Total Available Funds	46,278,892.03

31	Reserve Account Draw	—
32	Available for Distribution	46,278,892.03

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		647,933.97
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		1,794,635.85
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	43,831,322.22
46	Regular Principal Distribution Amount	41,991,603.57
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		41,991,603.57
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,839,718.65

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-28-2006	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)		558,419,637.51
52	Less: Aggregate Securitization Value (End of Collection Period)		(735,529,157.94)

53	First Priority Principal Distribution Amount (not less than zero)		—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)		558,419,637.51
56	Less: First Priority Principal Distribution Amount		—
57	Less: Targeted Note Balance		(516,428,033.94)

58	Regular Principal Distribution Amount		41,991,603.57

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)		735,529,157.94
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)		(219,101,124.00)

62	Targeted Note Balance		516,428,033.94

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)		46,278,892.03
65	Less: Payment Date Advance Reimbursement (Item 77)		—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)		647,933.97
67	Less: Administration Fees Paid (Items 38, 39 and 40)		5,000.00
68	Less: Interest Paid to Noteholders (Item 42)		1,794,635.85
69	Less: 1st Priority Principal Distribution (Item 43)		—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)		43,831,322.22
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)		N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)		—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)		43,831,322.22
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)		—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance		—
77	Payment Date Advance Reimbursement		—
78	Additional Payment Advances for current period		—

79	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		74,732.76

85	Subtotal: Reserve Fund Available for Distribution		16,928,665.34
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,928,665.34
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		74,732.76

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,584	24,162,502.30
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(21,637,631.66)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(607,456.75)
95	Less: Excess Wear and Tear Received		(208,307.64)
96	Less: Excess Mileage Received		(283,238.48)

97	Current Period Net Residual Losses/(Gains)	1,584	1,425,867.77

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	17,238	28,087,084.49
100	Current Period Net Residual Losses (Item 97)	1,584	1,425,867.77

101	Ending Cumulative Net Residual Losses	18,822	29,512,952.26

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.75%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-28-2006	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	735,529,158
105	Number of Current Contracts		72,157	39,151
106	Weighted Average Lease Rate		3.59%	3.54%
107	Average Remaining Term		27.48	11.25
108	Average Original Term		42.98	43.64
109	Monthly Prepayment Speed			74.06%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	41,219	838,974,134	777,520,762
111	Depreciation/Payments		(13,090,741)	(9,276,096)
112	Gross Credit Losses	(24)	(389,524)	(406,344)
113	Early Terminations	(460)	(8,584,010)	(8,146,661)
114	Scheduled Terminations	(1,584)	(25,374,773)	(24,162,502)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	39,151	791,535,085	735,529,158

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	38,528	725,027,591	98.57%
119	31 - 90 Days Delinquent	527	8,845,039	1.20%
120	90+ Days Delinquent	96	1,656,528	0.23%

121	Total	39,151	735,529,158	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		24	406,344
124	Aggregate Liquidation Proceeds on charged-off units			(263,778)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses/(Gains)		24	142,566

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		600	4,129,321
129	Current Period Net Credit Losses (Item 119)		24	142,566

130	Ending Cumulative Net Credit Losses		624	4,271,887

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.25%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-28-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
12/20/2006	46,861,167
01/20/2007	42,618,947
02/20/2007	34,840,258
03/20/2007	28,948,643
04/20/2007	31,000,941
05/20/2007	30,016,015
06/20/2007	24,304,770
07/20/2007	26,366,009
08/20/2007	30,874,252
09/20/2007	31,915,128
10/20/2007	36,512,273
11/20/2007	30,606,298
12/20/2007	28,479,239
01/20/2008	26,048,031
02/20/2008	20,203,716
03/20/2008	31,512,349
04/20/2008	41,360,718
05/20/2008	24,889,575
06/20/2008	29,899,185
07/20/2008	30,548,524
08/20/2008	20,939,762
09/20/2008	19,185,099
10/20/2008	17,988,823
11/20/2008	13,176,221
12/20/2008	18,776,066
01/20/2009	14,243,043
02/20/2009	674,753
03/20/2009	143,040
04/20/2009	158,062
05/20/2009	117,581
06/20/2009	148,878
07/20/2009	134,638
08/20/2009	207,311
09/20/2009	214,845
10/20/2009	344,517
11/20/2009	460,511
12/20/2009	582,145
01/20/2010	226,870
02/20/2010	954
Total:	735,529,158

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.